DSLA Mortgage Pass-Through Certificates

Series 2005-AR2

Preliminary Marketing Materials

$89,651,000 (Approximate)

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet

Date Prepared: March 30, 2005

DSLA Mortgage Pass-Through Certificates

Series 2005-AR2

$89,651,000 (Approximate, Subject to +/- 10% Variance)

Publicly Offered Certificates

Adjustable Rate Residential Mortgage Loans

Class (1)	Principal/ Notional Amount (Approx.)	WAL (Yrs) To Call/Mat (2)	Pmt Window (Mths) To Call/Mat (2)	Interest Rate Type	Tranche Type	Expected Ratings Moody’s/S&P
1A	$477,632,000	Not Marketed Hereby		Floating Rate (3)	Super Senior	Aaa/AAA
2A-1A	$279,536,000			Floating Rate (4)	Super Senior	Aaa/AAA
2A-1B	$36,358,000			Floating Rate (4)	Senior Mezz	Aaa/AAA
2A-1C	$150,000,000			Floating Rate (4)	Senior Mezz	Aaa/AAA
2A-2	$53,071,000			Floating Rate (4)	Senior Mezz	Aaa/AAA
B-1	$32,452,000	7.28/7.66	1-156/1-480	Floating Rate (8)	Subordinate	Aa2/AA
B-2	$25,299,000	7.28/7.66	1-156/1-480	Floating Rate (8)	Subordinate	A2/A
B-3	$18,150,000	7.28/7.66	1-156/1-480	Floating Rate (8)	Subordinate	Baa2/BBB
B-4	$13,750,000	7.28/7.66	1-156/1-480	Floating Rate (8)	Subordinate	NR/BBB-
X-1	Notional	Not Marketed Hereby		Floating Rate (5)	Senior/NAS IO	Aaa/AAA
X-2	Notional			Floating Rate (6)	Senior/WAC IO	Aaa/AAA
PO (7)	$100			N/A	Senior/ PO	Aaa/AAA
R	$100	Not Marketed Hereby			Senior/Residual	Aaa/AAA
B-5	$4,399,000	Privately Offered Certificates			Subordinate	NR/BB
B-6	$5,500,000				Subordinate	NR/B
B-7	$3,852,800				Subordinate	NR/NR
Total:	$1,100,000,000

(1)

Distributions on the Class 1A and Class R Certificates will be derived primarily from the Group 1 Mortgage Loans (as described herein).  Distributions on the Class 2A-1A, Class 2A-1B, Class 2A-1C and Class 2A-2 Certificates will be derived primarily from the Group 2 Mortgage Loans (as described herein).  Distributions on the Class X-1, Class X-2, Class PO and Subordinate Certificates will be derived primarily from all the Mortgage Loans (as described herein).  Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2)

WAL and Payment Window for the Class B-1, Class B-2, Class B-3 and Class B-4 Certificates are shown to the Optional Call Date (as described herein) and to Maturity.

(3)

On each Distribution Date the Certificate Interest Rate for the Class 1A  Certificates will be equal to the least of (i) one month LIBOR plus the related margin (which doubles  after the first possible Optional Call Date) (ii) the related Net WAC Cap and (iii) the related Net Maximum Rate Cap .

(4)

On each Distribution Date the Certificate Interest Rate for the Class 2A-1A, Class 2A-1B, Class 2A-1C and Class 2A-2 Certificates will be equal to the least of (i) one month LIBOR plus the related margin (which doubles  after the first possible Optional Call Date) (ii) the related Net WAC Cap and (iii) 10.50%.

(5)

The notional balance of the Class X-1 Certificates shall at all times equal the sum of the notional balances of its two components: the X-1A1 Component and the X-1A2 Component.  For any Distribution Date on or prior to the Distribution Date in October 2008, the component notional balance of the X-1A1 Component shall equal the lesser of  (i) the amount shown for such Distribution Date in the schedule described herein, and (ii) the aggregate principal balance of the Class 1A Certificates immediately prior to such Distribution Date.  For any Distribution Date on or prior to the Distribution Date in October 2008, the component notional balance of the X-1A2 Component shall equal the lesser of (i) the amount shown for such Distribution Date in the schedule described herein, and (ii) the aggregate principal balance of the Class 2A-1A, Class 2A-1B, Class 2A-1C and Class 2A-2 Certificates immediately prior to such Distribution Date.  Beginning on the Distribution Date in November 2008 the notional balance of the Class X-1 Certificates Date will be equal to zero.  The Certificate Interest Rate for the Class X-1 Certificates will be equal to [__]%.  Principal will not be distributed on the Class X-1 Certificates.

(6)

The Class X-2 Certificates will have a notional balance equal to the aggregate principal balance of the Mortgage Loans.  It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the weighted average of the Net Mortgage Rates of the Mortgage Loans over (ii) the product of (a) interest accrued on the certificates (other than the Class X-2 Certificates) during the related accrual period and (b) 12 divided by the aggregate principal balance of the Mortgage Loans.

(7)

The Class PO Certificates will consist of two principal only components each related to a specific group of Mortgage Loans.  The Class PO Certificates will have an initial principal balance equal to $100, which principal balance will be increased to the extent of any Net Deferred Interest from the Mortgage Loans allocated to the Class X Certificates, as described herein.  The Class PO will not receive interest distributions.

(8)

For each Distribution Date, the Certificate Interest Rate for the Class B-1, Class B-2, Class B-3 and Class B-4 Certificates will be equal to the least of (i) One-Month LIBOR plus the related margin (which multiples by 1.5  after the first possible Optional Call Date), (ii) the related Net WAC Cap and (iii) the related Net Maximum Rate Cap.

Depositor:

Greenwich Capital Acceptance, Inc.

Lead Underwriter:

Greenwich Capital Markets, Inc.

Co-Manager:

WaMu Capital Corp.

Servicer:

Downey Savings and Loan Association, F.A.

Master Servicer:

Wells Fargo Bank, N.A.

Trustee:

Deutsche Bank National Trust Company.

Originator:

Downey Savings and Loan Association, F.A.

Custodian:

Deutsche Bank National Trust Company.

Rating Agencies:

S&P and Moody’s will rate the Offered Certificates as specified on the prior page.  The Class B-7 Certificates will not be rated.

Cut-off Date:

April 1, 2005.

Expected Pricing Date:

April 1, 2005.

Closing Date:

On or about April 29, 2005.

Distribution Date:

The 19th of each month (or if such day is not a business day, the next succeeding business day), commencing in May 2005.

Servicing Fee:

0.375% per annum of the principal balance of each Mortgage Loans.

Certificates:

The “Senior Certificates” will consist of the Class 1A and Class 2A-1A, Class 2A-1B, Class 2A-1C Class 2A-2 Certificates (the “Class A Certificates”), Class X-1 and Class X-2 Certificates (the “Class X Certificates”), the Class PO and Class R Certificate. The “Subordinate Certificates” will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class B-7 Certificates.  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates.”  The Class B-1, Class B-2, Class B-3 and Class B-4 Certificates (the “Offered Certificates”) are being offered publicly.

Accrued Interest:

The price to be paid by the investors for the Offered Certificates will not include accrued interest (settling flat).

Interest Accrual Period:

The interest accrual period for the Offered Certificates for a given Distribution Date will be the period beginning with the prior Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an Actual/360 basis).  The interest accrual period for the Class X Certificates will be on the calendar month prior to such Distribution Date (on a 30/360 basis).

Registration:

The Offered Certificates will be made available in book-entry form through DTC.  It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:

It is anticipated that the Offered Certificates will be treated as REMIC regular interests for federal tax income purposes.  The Class R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:

The Offered Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.  The Class A-R Certificate is not expected to be ERISA eligible.

SMMEA Treatment:

The Class A, Class X-2 and Class B-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.  The Class B-2, Class B-3 and Class B-4 Certificates will not constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination:

The terms of the transaction allow for a termination of the Certificates which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than 5% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Pricing Prepayment

Speed:

The Offered Certificates will be priced to a prepayment speed of 20% CPR.

Mortgage Loans:

As of the Cut-off Date, the aggregate principal balance of the mortgage loans described herein is approximately $705,819,571 (the “Statistical Mortgage Loans”). The Mortgage Loans consist of conventional, adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 or 40 years.  The Statistical Mortgage Loans will be divided into two groups, the “Group 1 Statistical Mortgage Loans” and the “Group 2 Statistical Mortgage Loans”.

On the Closing Date the aggregate principal balance of the mortgage loans is expected to be $975,000,000 (the “Mortgage Loans”).  The “Group 1 Mortgage Loans” consist of conforming balance adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 or 40 years, with an aggregate principal balance of approximately $467,280,932.  The “Group 2 Mortgage Loans” consist of conforming and non-conforming balance adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 or 40 years with an aggregate principal balance of approximately $507,719,068.  All the Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate period of 1 month) based upon an Index rate of the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the “MTA”).  After the initial fixed interest rate period, the interest rate for each Mortgage Loan will adjust monthly to equal the sum of the related Index and the gross margin.   As of the Cut-off Date none of the Mortgage Loans are in the initial fixed rate period.  None of the Mortgage Loans are subject to a periodic rate adjustment cap.  All of the Mortgage Loans are subject to a maximum mortgage rate.

For all of the Mortgage Loans, the minimum monthly payment amount is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.50% of the current monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter, the monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage (110%) of the original principal balance due to deferred interest (the “Negative Amortization Limit”), the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

Negative amortization on a Mortgage Loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, “Deferred Interest”).  The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

It is anticipated that on the Closing Date, the characteristics of the Mortgage Loans as of the Cut-Off Date will be substantially similar to the characteristics of the Mortgage Loans  as described and shown herein.  The aggregate principal balance is expected to be subject to an increase or decrease of up to 10%.

Credit Enhancement:

Credit Enhancement for the Certificates will consist of Senior/subordinate, shifting interest structure (the credit enhancement information shown below is subject to final rating agency approval):

Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class B-7 Certificates, initially [6.45]% total subordination.

Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4, Class B-5, Class B-6 and Class B-7 Certificates, initially [4.15]% total subordination.

Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4, Class B-5, Class B-6 and Class B-7 Certificates, initially [2.50]% total subordination.

Credit enhancement for the Class B-4 Certificates will consist of the subordination of the Class B-5, Class B-6 and Class B-7 Certificates, initially [1.25]% total subordination.

Shifting Interest:

Until the first Distribution Date occurring after April 2015, the Subordinate Certificates will be locked out from receipt of unscheduled principal (net of Deferred Interest) (unless the Class A and the principal only components of the Class X-2 Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal (net of Deferred Interest).

The prepayment percentages on the Subordinate Certificates are as follows:

Periods:

Unscheduled Principal Payments (%)

May 2005 – April 2015

0% Pro Rata Share

May 2015 – April 2016

30% Pro Rata Share

May 2016 – April 2017

40% Pro Rata Share

May 2017 – April 2018

60% Pro Rata Share

May 2018 – April 2019

80% Pro Rata Share

May 2019 and after

100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments (net of Deferred Interest) will be paid to the Class A Certificates, the principal only components of the Class X-2 Certificates and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement).  However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in May 2008, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments (net of Deferred Interest) or (ii) on or after the Distribution Date in May 2008, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments (net of Deferred Interest).

In the event the current senior percentage (aggregate principal balance of the Class A and the principal only components of the Class PO Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Class A and the principal only components of the Class X-2 Certificates will receive all unscheduled prepayments (net of Deferred Interest) for the Mortgage Loans, regardless of any prepayment percentages.

Net Mortgage Rate:

The “Net Mortgage Rate” with respect to each Mortgage Loan is equal to the mortgage rate less the servicing fee rate and the master servicing fee rate.

Net Maximum Rate

Cap:

The “Net Maximum Rate Cap” for the Senior Certificates is equal to the weighted average of the Net Maximum Rate Caps of the related Mortgage Loans, in each case adjusted for the related accrual period.

The “Net Maximum Rate Cap” for the Subordinate Certificates is equal to the weighted average of the Net Maximum Rate Caps of the Mortgage Loans weighted based on component principal balance, in each case adjusted for the related accrual period.

Net WAC Cap:

The “Net WAC Cap” for the Class 1A Certificates is equal to (x) the weighted average of the Net Mortgage Rates of the Mortgage Loans on the first day of the month prior to such Distribution Date, less (y) the product of the (a) Certificate Interest Rate for the X-1 Certificates multiplied by (b) a fraction equal to (x) the notional balance of the group 1 component of the Class X-1 Certificates immediately prior to such Distribution Date divided by (y) the aggregate principal balance of the Class 1A Certificates immediately prior to such Distribution Date, in each case adjusted for the related interest accrual period.

The “Net WAC Cap” for the Class 2A-1A, Class 2A-1B, Class 2A-1C and Class 2A-2 Certificates equal to (x) the weighted average of the Net Mortgage Rates of the  Mortgage Loans on the first day of the month prior to such Distribution Date less (y) the Certificate Interest Rate of the Class X-1 Certificates multiplied by a fraction equal to (i) the notional balance of the group 2 component of the Class X-1 Certificates immediately prior to such Distribution Date divided by (ii) the aggregate principal balance of the Class 2A-1A, Class 2A-1B and Class 2A-2 Certificates immediately prior to such Distribution Date, in each case adjusted for the related interest accrual period.

The “Net WAC Cap” for the Subordinate Certificates is equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans, in each case adjusted for the related interest accrual period.

Carryover Shortfall

Amount:

If on any Distribution Date, one month LIBOR plus the related margin for the Subordinate Certificates is greater than or equal to the related Net WAC Cap, then such Class or Classes will be entitled to the payment of an amount equal to the sum of (i) the excess of (a) interest accrued at the related Certificate Interest Rate for such Class (without giving effect to the related Net WAC Cap) over (b) the amount of interest accrued on such Class based on the related Net WAC Cap and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the related Certificate Interest Rate for such Class without giving effect to the related Net WAC Cap) (together, for each Class the related “Carryover Shortfall Amount”).  The Carryover Shortfall Amount for the Class 1A, Class 2A-1A, Class 2A-1B, Class 2A-1C and Class 2A-2 Certificates will be paid first (pro-rata, if applicable) from payments made pursuant to the related Yield Maintenance Agreement, and, second, to the extent of interest otherwise distributable to the Class X-2 Certificates (after the reduction due to Net Deferred Interest allocable to the Class X-2 Certificates).  Carryover Shortfall Amounts will be paid to holders of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class B-7 Certificates, sequentially, in that order, to the extent of any remaining Class X-2 interest.

Adjusted Cap Rate:

The “Adjusted Cap Rate” for the Class 1A, Class 2A-1A, Class 2A-2B and Class 2A-2 Certificates and for any Distribution Date equals the related Net WAC Cap computed for this purpose by first reducing the weighted average of the Net Mortgage Rates of the Mortgage Loans by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the Mortgage Loans for such Distribution Date, and (b) 12, divided by (ii) the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such Distribution Date.

The “Adjusted Rate Cap” for the Class X-2 Certificates and any Distribution Date shall equal the Certificate Interest Rate for the Class X-2 Certificates, computed for this purposes by (i) reducing the weighted average Net Mortgage Rate of the Mortgage Loans by a per annum rate equal to the quotient of (a) the Net Deferred Interest on the Mortgage Loans for such Distribution Date multiplied by 12, divided by (b) the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such distribution date, and (ii) computing the weighted average of the pass-through rates of the Subordinate Certificates (other than the Class X-1 and Class X-2 Certificates) by substituting “Adjusted Cap Rate” for “Net WAC Cap” in the definition of pass-through rate for each of the class of certificates.

Deferred Interest:

The Mortgage Loans may experience negative amortization when the interest accrued on a Mortgage Loan exceeds the monthly payment due on such Mortgage Loan.  Such excess is deferred and added to the unpaid principal balance of such Mortgage Loan (“Deferred Interest”).

Net Deferred Interest:

The “Net Deferred Interest” for a Distribution Date and Mortgage Loan Group is the excess, if any, of Deferred Interest for the related due period and group over voluntary principal prepayments for the related prepayment period and group.

For any Distribution Date, Net Deferred Interest will be allocated among the Certificates in an amount equal to the excess, if any, for each such class of (i) the current interest accrued at the applicable Certificate Interest Rate for such class, over (ii) the amount of current interest that would have accrued had the Certificate Interest Rate for such class equaled the related Adjusted Rate Cap for such class and Distribution Date.  The amount of current interest allocable to each Class of Certificates will be reduced by the amount of Net Deferred Interest allocable to such Class of Certificates and such Net Deferred Interest will be added to the principal balance of such Class of Certificates (or added to the principal balance of the components of the Class PO Certificates in the case of the Class X-2 Certificates).

 Allocation of

Realized Losses:

Any realized losses on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; second, to the Senior Certificates as follows:

(a)

any realized losses remaining on the Group 1 Mortgage Loans to the Class 1A Certificates and the group 1 principal only component of the Class PO Certificates, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however, that that the Class 1A Certificates’ pro rata allocation of realized losses will first be allocated to the Class 2A-2 Certificates until its class principal balance has been reduced to zero.

(b)

any realized losses remaining on the Group 2 Mortgage Loans to the Class 2A-1A, Class 2A-1B, Class 2A-1C, Class 2A-2 Certificates and the group 2 principal only component of the Class PO Certificates, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however, that that the Class 2A-1A Certificates’ pro rata allocation of realized losses will first be allocated pro rata  to the Class 2A-1B and Class 2A-1C Certificates until its class principal balance has been reduced to zero.

Yield Maintenance

Agreements:

On the Closing Date, the Trustee will enter into a series of “Yield Maintenance Agreements”, or “YMAs”, with a counterparty (the “Counterparty”) for the benefit of each of (i) the Class 1A and (ii) Class 2A-1A, Class 2A-1B, Class 2A-1C and Class 2A-2 Certificates.  The notional balance of the YMAs for (i) the Class 1A and (ii) the Class 2A-1A, Class 2A-1B, class 2A-1C and Class 2A-2 Certificates is equal to the lesser of (a) the notional balance set forth for such Distribution Date and (b) the aggregate principal balance of (i) the Class 1A and (ii) the Class 2A-1A, Class 2A-1B, Class 2A-1C and Class 2A-2 Certificates.  The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the specified strike rate.  For each YMA, such payments will be capped at its maximum amount when one-month LIBOR equals or exceeds [10.50]%.  The Yield Maintenance Agreements will terminate after the Distribution Date in September 2018.  Any payments received from the related Yield Maintenance Agreement will be used to pay Carryover Shortfall Amounts on the related Class 1A, Class 2A-1A, Class 2A-1B, Class 2A-1C and Class 2A-2 Certificates.

Certificates Priority of

Distributions:

Available funds from the Mortgage Loans will be distributed to the Certificates in the following order of priority:

1)

Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate, from the related Mortgage Loans, provided, however, that any interest otherwise distributable with respect to the Class X-2 Certificate will be reduced to the extent needed to pay any Carryover Shortfall Amount below (after giving effect to any Net Deferred Interest amount allocated to the interest only component of the Class X-2 Certificates);

2)

Concurrently to the Senior Certificates:

(i)

First, to the Class R Certificate, second, to the Class 1A Certificates, and third, to the group 1 principal-only component of the Class PO Certificates, sequentially, in that order, from the Group 1 Mortgage Loans, until the principal balance of such Class or Classes has been reduced to zero;

(ii)

First, on a pro rata basis to the Class 2A-1A, Class 2A-1B, Class 2A-1C and Class 2A-2 Certificates and, second to the group 2 principal-only component of the Class X-2 Certificates, sequentially, in that order, from the Group 2 Mortgage Loans, until the principal balance of such Class or Classes has been reduced to zero;

3)

Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

4)

Class B-1 Certificates, principal allocable to such Class;

5)

Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

6)

Class B-2 Certificates, principal allocable to such Class;

7)

Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

8)

Class B-3 Certificates, principal allocable to such Class;

9)

Class B-4 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

10)

Class B-4 Certificates, principal allocable to such Class;

11)

Class B-5, Class B-6 and Class B-7 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

12)

Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class B-7 Certificates, in order of seniority, the Carryover Shortfall Amount for such class, to the extent of interest distributable to the Class X-2 Certificates remaining after distributions pursuant to 3) above;

Class R Certificate, any remaining amount.

* The interest payable to a Class of Certificates on any Distribution Date will be reduced by the amount of any Net Deferred Interest allocated to such Class of Certificates on such Distribution Date.

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.  Additional information, including cash flow models, if available, may be obtained from your Greenwich Capital Markets, Inc. Sales Representative.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Yield Tables (%)*

Class B-1 to Optional Call Date
	10% CPR	15% CPR	20% CPR	30% CPR	40% CPR
WAL (yr)	13.60	9.67	7.28	5.00	3.79
MDUR (yr)	10.47	7.95	6.24	4.48	3.47
First Prin Pay	1	1	1	1	1
Last Prin Pay	277	204	156	101	72

Class B-1 to Maturity
	10% CPR	15% CPR	20% CPR	30% CPR	40% CPR
WAL (yr)	14.03	10.11	7.66	5.31	4.07
MDUR (yr)	10.65	8.18	6.46	4.69	3.69
First Prin Pay	1	1	1	1	1
Last Prin Pay	480	480	480	480	480

Class B-2 to Optional Call Date
	10% CPR	15% CPR	20% CPR	30% CPR	40% CPR
WAL (yr)	13.60	9.67	7.28	5.00	3.79
MDUR (yr)	10.30	7.85	6.18	4.44	3.45
First Prin Pay	1	1	1	1	1
Last Prin Pay	277	204	156	101	72

Class B-2 to Maturity
	10% CPR	15% CPR	20% CPR	30% CPR	40% CPR
WAL (yr)	14.03	10.11	7.66	5.31	4.07
MDUR (yr)	10.46	8.07	6.39	4.66	3.66
First Prin Pay	1	1	1	1	1
Last Prin Pay	480	480	480	480	480

Class B-3 to Optional Call Date
	10% CPR	15% CPR	20% CPR	30% CPR	40% CPR
WAL (yr)	13.60	9.67	7.28	5.00	3.79
MDUR (yr)	9.65	7.47	5.94	4.32	3.37
First Prin Pay	1	1	1	1	1
Last Prin Pay	277	204	156	101	72

Class B-3 to Maturity
	10% CPR	15% CPR	20% CPR	30% CPR	40% CPR
WAL (yr)	14.03	10.11	7.66	5.31	4.07
MDUR (yr)	9.79	7.66	6.13	4.51	3.57
First Prin Pay	1	1	1	1	1
Last Prin Pay	480	480	480	480	480

*Includes the effects of assumed negative amortization

Yield Tables (%)*

Class B-4 to Optional Call Date
	10% CPR	15% CPR	20% CPR	30% CPR	40% CPR
WAL (yr)	13.60	9.67	7.28	5.00	3.79
MDUR (yr)	9.10	7.08	5.64	4.12	3.22
First Prin Pay	1	1	1	1	1
Last Prin Pay	277	204	156	101	72

Class B-4 to Maturity
	10% CPR	15% CPR	20% CPR	30% CPR	40% CPR
WAL (yr)	14.03	10.11	7.66	5.31	4.07
MDUR (yr)	9.19	7.21	5.77	4.26	3.37
First Prin Pay	1	1	1	1	1
Last Prin Pay	480	480	480	480	480

*Includes the effects of assumed negative amortization

Effective Net WAC Cap(1)(2)

The Effective Net WAC Cap for the Class 2A-1A , Class 2A-1B, Class 2A-1C and Class 2A-2 Certificates will be equal to approximately 10.50% for the second Distribution Date and thereafter until the first possible Optional Call Date.

(1)

Assumes MTA and One-Month LIBOR increase instantaneously to 20.00% beginning on the second Distribution Date and the cashflows are run to the first possible Optional Call Date at the pricing prepayment speed.

(2)

Assumes proceeds from the related Yield Maintenance Agreement are included.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

 Total Statistical Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$705,819,571	$55,000	$1,500,000
Average Scheduled Principal Balance	$332,150
Number of Mortgage Loans	2,125

Weighted Average Gross Coupon	4.361%	1.000%	6.321%
Weighted Average FICO Score	704	620	818
Weighted Average Combined Original LTV	72.00%	15.31%	90.01%

Weighted Average Original Term	404 months	360 months	480 months
Weighted Average Stated Remaining Term	403 months	343 months	480 months
Weighted Average Seasoning	1 months	0 months	17 months

Weighted Average Gross Margin	3.189%	2.100%	4.150%
Weighted Average Minimum Interest Rate	3.189%	2.100%	4.150%
Weighted Average Maximum Interest Rate	11.012%	9.950%	11.500%
Weighted Average Initial Rate Cap	0.000%	0.000%	0.000%
Weighted Average Subsequent Rate Cap	0.000%	0.000%	0.000%
Weighted Average Months to Roll	1 months	1 months	1 months

Maturity Date		Nov 1 2033	Apr 1 2045
Maximum Zip Code Concentration	1.14%	91913 (Chula Vista, CA)

ARM	100.00%	Cash Out Refinance	58.75%
		Purchase	23.06%
Negam MTA	100.00%	Rate/Term Refinance	18.19%

Not Interest Only	100.00%	Condominium	8.71%
		PUD	18.06%
Prepay Penalty: 0 months	10.67%	Single Family	73.24%
Prepay Penalty: 12 months	26.58%
Prepay Penalty: 24 months	0.23%	Investor	6.07%
Prepay Penalty: 36 months	62.52%	Primary	93.34%
		Second Home	0.59%
First Lien	100.00%
		Top 5 States:
Alternative Documentation	5.86%	California	88.00%
Express Documentation	8.54%	Nevada	3.18%
Full Documentation	4.31%	Arizona	3.11%
Lite Documentation	81.30%	New Jersey	1.31%
		New York	1.07%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
50,000.01 - 100,000.00	36	3,149,766.55	0.45%	4.621	386	60.73	708
100,000.01 - 150,000.00	135	17,538,012.13	2.48%	4.648	382	62.82	703
150,000.01 - 200,000.00	218	39,100,334.31	5.54%	4.415	388	65.98	706
200,000.01 - 250,000.00	305	69,390,489.54	9.83%	4.513	394	69.15	703
250,000.01 - 300,000.00	313	86,528,932.34	12.26%	4.254	399	70.55	707
300,000.01 - 350,000.00	306	99,880,077.34	14.15%	4.416	398	71.77	704
350,000.01 - 400,000.00	259	97,572,984.69	13.82%	4.463	409	74.47	698
400,000.01 - 450,000.00	169	71,979,414.63	10.20%	4.371	408	75.39	701
450,000.01 - 500,000.00	133	63,749,380.93	9.03%	4.262	412	75.52	704
500,000.01 - 550,000.00	78	41,043,336.91	5.81%	4.352	404	74.70	708
550,000.01 - 600,000.00	69	39,763,533.24	5.63%	4.023	410	75.11	717
600,000.01 - 650,000.00	40	25,314,364.18	3.59%	4.349	406	74.99	710
650,000.01 - 700,000.00	20	13,699,971.96	1.94%	4.461	383	71.25	689
700,000.01 - 750,000.00	10	7,351,028.82	1.04%	4.479	418	63.32	705
750,000.01 - 800,000.00	22	17,252,916.43	2.44%	4.706	408	67.89	697
800,000.01 - 850,000.00	2	1,647,500.00	0.23%	5.170	359	65.10	725
850,000.01 - 900,000.00	3	2,686,250.00	0.38%	2.321	439	68.08	704
900,000.01 - 950,000.00	1	925,000.00	0.13%	4.971	478	57.81	668
950,000.01 - 1,000,000.00	2	1,990,500.00	0.28%	3.051	419	67.25	717
1,000,000.01+	4	5,255,777.00	0.74%	3.001	453	62.73	742
Total	2,125	705,819,571.00	100.00%	4.361	403	72.00	704

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000 - 1.499	449	150,780,106.00	21.36%	1.048	405	71.00	706
1.500 - 1.999	11	2,614,392.00	0.37%	1.550	480	69.96	719
2.000 - 2.499	33	10,803,749.00	1.53%	2.047	417	88.69	715
4.000 - 4.499	11	3,408,050.00	0.48%	4.453	358	70.56	758
4.500 - 4.999	319	126,281,413.35	17.89%	4.815	397	72.52	722
5.000 - 5.499	521	174,338,101.97	24.70%	5.254	398	72.10	705
5.500 - 5.999	723	223,748,220.03	31.70%	5.674	407	72.04	692
6.000 - 6.499	58	13,845,538.65	1.96%	6.142	408	64.11	693
Total	2,125	705,819,571.00	100.00%	4.361	403	72.00	704

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
600-624	43	12,100,473.57	1.71%	4.735	396	69.81	622
625-649	255	83,510,354.16	11.83%	4.488	395	72.04	638
650-674	371	123,565,075.66	17.51%	4.459	400	72.84	663
675-699	409	141,137,187.48	20.00%	4.401	401	73.26	686
700+	1,047	345,506,480.13	48.95%	4.265	407	71.26	745
Total	2,125	705,819,571.00	100.00%	4.361	403	72.00	704

Negam Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
110.000	2,125	705,819,571.00	100.00%	4.361	403	72.00	704
Total	2,125	705,819,571.00	100.00%	4.361	403	72.00	704

Combined Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	156	36,535,143.14	5.18%	4.456	403	40.97	720
50.00- 54.99	76	21,209,681.77	3.00%	4.254	390	52.62	714
55.00- 59.99	85	25,003,571.08	3.54%	4.574	404	57.83	711
60.00- 64.99	175	54,868,334.40	7.77%	4.379	403	62.24	702
65.00- 69.99	208	73,855,575.54	10.46%	4.230	398	67.50	707
70.00- 74.99	323	111,089,097.68	15.74%	4.254	400	72.54	698
75.00- 79.99	543	184,081,893.08	26.08%	4.502	400	76.15	699
80.00	420	155,768,280.33	22.07%	4.227	407	80.00	708
80.01- 84.99	20	6,686,577.06	0.95%	4.821	408	82.40	702
85.00- 89.99	57	17,407,907.98	2.47%	4.566	422	88.22	697
90.00- 94.99	62	19,313,508.94	2.74%	4.482	416	90.00	715
Total	2,125	705,819,571.00	100.00%	4.361	403	72.00	704

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
360	1,413	448,941,191.08	63.61%	4.372	359	71.62	702
420	1	642,000.00	0.09%	5.221	418	78.77	650
480	711	256,236,379.92	36.30%	4.339	479	72.67	709
Total	2,125	705,819,571.00	100.00%	4.361	403	72.00	704

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
301-360	1,413	448,941,191.08	63.61%	4.372	359	71.62	702
361+	712	256,878,379.92	36.39%	4.341	479	72.68	709
Total	2,125	705,819,571.00	100.00%	4.361	403	72.00	704

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	2,125	705,819,571.00	100.00%	4.361	403	72.00	704
Total	2,125	705,819,571.00	100.00%	4.361	403	72.00	704

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Negam MTA	2,125	705,819,571.00	100.00%	4.361	403	72.00	704
Total	2,125	705,819,571.00	100.00%	4.361	403	72.00	704

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Not Interest Only	2,125	705,819,571.00	100.00%	4.361	403	72.00	704
Total	2,125	705,819,571.00	100.00%	4.361	403	72.00	704

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: 0 months	189	75,313,308.18	10.67%	4.058	404	72.33	704
Prepay Penalty: 12 months	498	187,607,706.83	26.58%	4.287	406	72.25	711
Prepay Penalty: 24 months	6	1,650,000.00	0.23%	4.281	411	70.46	704
Prepay Penalty: 36 months	1,432	441,248,555.99	62.52%	4.445	401	71.85	702
Total	2,125	705,819,571.00	100.00%	4.361	403	72.00	704

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	2,125	705,819,571.00	100.00%	4.361	403	72.00	704
Total	2,125	705,819,571.00	100.00%	4.361	403	72.00	704

Silent Second	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
No Silent Second	2,091	690,977,881.09	97.90%	4.363	402	71.89	703
Silent Second	34	14,841,689.91	2.10%	4.271	430	77.13	742
Total	2,125	705,819,571.00	100.00%	4.361	403	72.00	704

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alternative Documentation	149	41,340,653.33	5.86%	4.449	396	73.51	710
Express Documentation	207	60,265,928.36	8.54%	4.342	408	68.18	726
Full Documentation	94	30,416,668.02	4.31%	4.183	414	75.73	698
Lite Documentation	1,675	573,796,321.29	81.30%	4.366	402	72.10	702
Total	2,125	705,819,571.00	100.00%	4.361	403	72.00	704

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	1,289	414,699,087.11	58.75%	4.300	400	68.82	699
Purchase	426	162,743,084.32	23.06%	4.300	407	78.35	721
Rate/Term Refinance	410	128,377,399.57	18.19%	4.634	406	74.26	698
Total	2,125	705,819,571.00	100.00%	4.361	403	72.00	704

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Condominium	217	61,448,582.18	8.71%	4.301	402	73.51	709
PUD	357	127,437,926.55	18.06%	4.543	404	72.87	713
Single Family	1,551	516,933,062.27	73.24%	4.323	402	71.61	702
Total	2,125	705,819,571.00	100.00%	4.361	403	72.00	704

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Investor	178	42,821,903.44	6.07%	5.119	403	65.25	709
Primary	1,930	658,809,543.23	93.34%	4.310	403	72.42	704
Second Home	17	4,188,124.33	0.59%	4.557	394	76.44	739
Total	2,125	705,819,571.00	100.00%	4.361	403	72.00	704

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Arizona	101	21,925,856.71	3.11%	4.448	404	75.80	709
California	1,775	621,148,063.13	88.00%	4.325	405	71.84	704
Colorado	6	1,344,750.00	0.19%	4.094	403	75.01	717
Connecticut	2	419,500.00	0.06%	3.484	439	80.73	703
Illinois	29	6,458,900.00	0.92%	4.059	391	72.77	690
Indiana	1	446,000.00	0.06%	1.000	360	68.72	749
Massachusetts	10	2,652,993.63	0.38%	4.152	372	75.77	710
Minnesota	8	1,788,320.67	0.25%	4.091	359	74.74	699
Missouri	2	168,500.00	0.02%	5.806	359	75.90	643
Nevada	92	22,416,578.21	3.18%	5.298	395	72.70	704
New Jersey	30	9,281,182.74	1.31%	4.283	359	72.11	705
New York	24	7,552,975.91	1.07%	4.673	365	67.69	694
Oregon	11	2,826,700.00	0.40%	5.517	369	73.31	682
Pennsylvania	9	1,205,855.00	0.17%	4.867	367	79.07	717
Rhode Island	4	933,750.00	0.13%	3.762	359	70.86	686
Virginia	3	680,750.00	0.10%	3.604	419	70.04	710
Washington	18	4,568,895.00	0.65%	4.396	391	71.97	720
Total	2,125	705,819,571.00	100.00%	4.361	403	72.00	704

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2.000 - 2.499	53	22,150,076.40	3.14%	3.638	380	73.39	737
2.500 - 2.999	556	214,828,620.11	30.44%	4.197	403	72.56	710
3.000 - 3.499	838	264,355,845.32	37.45%	4.645	400	71.83	715
3.500 - 3.999	643	196,611,039.81	27.86%	4.190	407	71.87	681
4.000 - 4.499	35	7,873,989.36	1.12%	5.576	425	62.16	678
Total	2,125	705,819,571.00	100.00%	4.361	403	72.00	704

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2.000 - 2.499	53	22,150,076.40	3.14%	3.638	380	73.39	737
2.500 - 2.999	556	214,828,620.11	30.44%	4.197	403	72.56	710
3.000 - 3.499	838	264,355,845.32	37.45%	4.645	400	71.83	715
3.500 - 3.999	643	196,611,039.81	27.86%	4.190	407	71.87	681
4.000 - 4.499	35	7,873,989.36	1.12%	5.576	425	62.16	678
Total	2,125	705,819,571.00	100.00%	4.361	403	72.00	704

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
9.500 - 9.999	2	1,014,765.36	0.14%	4.805	348	72.62	682
10.000 -10.499	1	307,000.00	0.04%	5.271	478	68.22	633
10.500 -10.999	1,291	420,794,086.36	59.62%	4.321	359	72.14	701
11.000 -11.499	773	268,014,155.20	37.97%	4.380	467	72.00	709
11.500 -11.999	58	15,689,564.08	2.22%	5.057	479	68.45	711
Total	2,125	705,819,571.00	100.00%	4.361	403	72.00	704

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
05/01/05	1,632	541,621,324.00	76.74%	5.343	401	71.96	703
06/01/05	493	164,198,247.00	23.26%	1.121	407	72.15	707
Total	2,125	705,819,571.00	100.00%	4.361	403	72.00	704

Group I Statistical Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$338,272,848	$55,000	$630,000
Average Scheduled Principal Balance	$246,734
Number of Mortgage Loans	1,371

Weighted Average Gross Coupon	4.411%	1.000%	6.321%
Weighted Average FICO Score	705	620	818
Weighted Average Combined Original LTV	69.77%	15.31%	90.01%

Weighted Average Original Term	397 months	360 months	480 months
Weighted Average Stated Remaining Term	396 months	343 months	480 months
Weighted Average Seasoning	1 months	0 months	17 months

Weighted Average Gross Margin	3.275%	2.100%	4.150%
Weighted Average Minimum Interest Rate	3.275%	2.100%	4.150%
Weighted Average Maximum Interest Rate	11.023%	9.950%	11.500%
Weighted Average Initial Rate Cap	0.000%	0.000%	0.000%
Weighted Average Subsequent Rate Cap	0.000%	0.000%	0.000%
Weighted Average Months to Roll	1 months	1 months	1 months

Maturity Date		Nov 1 2033	Apr 1 2045
Maximum Zip Code Concentration	0.74%	92592 (Temecula, CA)

ARM	100.00%	Cash Out Refinance	66.22%
		Purchase	15.68%
Negam MTA	100.00%	Rate/Term Refinance	18.11%

Not Interest Only	100.00%	Condominium	11.65%
		PUD	14.07%
Prepay Penalty: 0 months	7.06%	Single Family	74.28%
Prepay Penalty: 12 months	20.68%
Prepay Penalty: 24 months	0.25%	Investor	9.90%
Prepay Penalty: 36 months	72.02%	Primary	89.22%
		Second Home	0.88%
First Lien	100.00%
		Top 5 States:
Alternative Documentation	7.61%	California	82.06%
Express Documentation	10.34%	Nevada	5.13%
Full Documentation	4.15%	Arizona	4.45%
Lite Documentation	77.90%	New Jersey	1.97%
		Illinois	1.43%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
50,000.01 - 100,000.00	36	3,149,766.55	0.93%	4.621	386	60.73	708
100,000.01 - 150,000.00	135	17,538,012.13	5.18%	4.648	382	62.82	703
150,000.01 - 200,000.00	218	39,100,334.31	11.56%	4.415	388	65.98	706
200,000.01 - 250,000.00	305	69,390,489.54	20.51%	4.513	394	69.15	703
250,000.01 - 300,000.00	313	86,528,932.34	25.58%	4.254	399	70.55	707
300,000.01 - 350,000.00	305	99,530,077.34	29.42%	4.428	398	71.76	704
350,000.01 - 400,000.00	46	16,593,523.22	4.91%	4.571	408	73.32	701
400,000.01 - 450,000.00	5	2,085,175.91	0.62%	4.602	432	74.15	703
450,000.01 - 500,000.00	3	1,488,000.00	0.44%	5.274	359	76.45	720
500,000.01 - 550,000.00	2	1,039,137.09	0.31%	3.483	418	71.89	665
550,000.01 - 600,000.00	1	574,400.00	0.17%	1.000	360	80.00	666
600,000.01 - 650,000.00	2	1,255,000.00	0.37%	3.028	420	60.58	705
Total	1,371	338,272,848.43	100.00%	4.411	396	69.77	705

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000 - 1.499	292	73,085,591.00	21.61%	1.047	393	68.34	702
1.500 - 1.999	10	2,193,600.00	0.65%	1.550	480	68.03	712
2.000 - 2.499	19	4,660,561.00	1.38%	2.061	434	88.79	707
4.000 - 4.499	9	2,177,950.00	0.64%	4.453	358	67.00	767
4.500 - 4.999	153	40,769,776.02	12.05%	4.839	396	70.82	723
5.000 - 5.499	331	81,753,704.45	24.17%	5.285	387	70.03	711
5.500 - 5.999	505	122,723,476.60	36.28%	5.674	399	70.15	695
6.000 - 6.499	52	10,908,189.36	3.22%	6.155	412	61.82	697
Total	1,371	338,272,848.43	100.00%	4.411	396	69.77	705

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
600-624	31	7,257,543.73	2.15%	4.707	387	69.75	622
625-649	165	40,484,124.44	11.97%	4.437	397	70.91	639
650-674	233	57,414,240.65	16.97%	4.270	391	71.07	663
675-699	255	64,793,412.42	19.15%	4.518	395	71.39	686
700+	687	168,323,527.19	49.76%	4.399	398	68.42	745
Total	1,371	338,272,848.43	100.00%	4.411	396	69.77	705

Negam Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
110.000	1,371	338,272,848.43	100.00%	4.411	396	69.77	705
Total	1,371	338,272,848.43	100.00%	4.411	396	69.77	705

Combined Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	142	29,270,143.14	8.65%	4.412	403	40.46	725
50.00- 54.99	63	14,766,681.77	4.37%	4.174	383	52.65	716
55.00- 59.99	68	16,278,327.09	4.81%	4.466	395	57.86	717
60.00- 64.99	129	29,589,093.64	8.75%	4.467	391	62.30	705
65.00- 69.99	133	34,045,676.58	10.06%	4.291	393	67.66	701
70.00- 74.99	212	55,278,104.03	16.34%	4.277	396	72.36	700
75.00- 79.99	338	85,370,439.48	25.24%	4.631	394	75.98	696
80.00	199	52,738,224.55	15.59%	4.217	398	80.00	706
80.01- 84.99	12	3,075,351.06	0.91%	5.006	394	82.40	701
85.00- 89.99	35	7,899,347.65	2.34%	4.894	419	87.78	686
90.00- 94.99	40	9,961,459.44	2.94%	4.228	412	90.00	724
Total	1,371	338,272,848.43	100.00%	4.411	396	69.77	705

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
360	971	234,185,957.69	69.23%	4.397	359	69.52	703
480	400	104,086,890.74	30.77%	4.442	479	70.32	709
Total	1,371	338,272,848.43	100.00%	4.411	396	69.77	705

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
301-360	971	234,185,957.69	69.23%	4.397	359	69.52	703
361+	400	104,086,890.74	30.77%	4.442	479	70.32	709
Total	1,371	338,272,848.43	100.00%	4.411	396	69.77	705

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	1,371	338,272,848.43	100.00%	4.411	396	69.77	705
Total	1,371	338,272,848.43	100.00%	4.411	396	69.77	705

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Negam MTA	1,371	338,272,848.43	100.00%	4.411	396	69.77	705
Total	1,371	338,272,848.43	100.00%	4.411	396	69.77	705

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Not Interest Only	1,371	338,272,848.43	100.00%	4.411	396	69.77	705
Total	1,371	338,272,848.43	100.00%	4.411	396	69.77	705

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: 0 months	91	23,880,288.34	7.06%	4.056	408	71.27	710
Prepay Penalty: 12 months	271	69,941,327.43	20.68%	4.253	394	70.13	707
Prepay Penalty: 24 months	4	838,000.00	0.25%	5.298	402	61.21	732
Prepay Penalty: 36 months	1,005	243,613,232.66	72.02%	4.488	395	69.54	703
Total	1,371	338,272,848.43	100.00%	4.411	396	69.77	705

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	1,371	338,272,848.43	100.00%	4.411	396	69.77	705
Total	1,371	338,272,848.43	100.00%	4.411	396	69.77	705

Silent Second	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
No Silent Second	1,359	334,827,648.43	98.98%	4.414	396	69.71	704
Silent Second	12	3,445,200.00	1.02%	4.109	400	75.63	748
Total	1,371	338,272,848.43	100.00%	4.411	396	69.77	705

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alternative Documentation	115	25,737,644.03	7.61%	4.593	393	72.64	702
Express Documentation	152	34,988,015.85	10.34%	4.422	396	65.73	730
Full Documentation	58	14,021,518.18	4.15%	4.335	406	74.56	705
Lite Documentation	1,046	263,525,670.37	77.90%	4.395	396	69.77	701
Total	1,371	338,272,848.43	100.00%	4.411	396	69.77	705

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	892	223,988,905.33	66.22%	4.337	395	67.21	700
Purchase	209	53,024,822.35	15.68%	4.378	399	77.87	725
Rate/Term Refinance	270	61,259,120.75	18.11%	4.711	397	72.11	702
Total	1,371	338,272,848.43	100.00%	4.411	396	69.77	705

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Condominium	170	39,417,184.74	11.65%	4.231	399	72.49	710
PUD	201	47,585,640.90	14.07%	4.629	405	71.10	717
Single Family	1,000	251,270,022.79	74.28%	4.398	394	69.09	701
Total	1,371	338,272,848.43	100.00%	4.411	396	69.77	705

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Investor	155	33,493,061.44	9.90%	5.095	399	64.51	713
Primary	1,202	301,792,362.66	89.22%	4.330	396	70.28	703
Second Home	14	2,987,424.33	0.88%	4.891	390	76.47	738
Total	1,371	338,272,848.43	100.00%	4.411	396	69.77	705

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Arizona	87	15,067,644.75	4.45%	4.421	406	75.70	707
California	1,070	277,577,397.52	82.06%	4.369	397	68.95	704
Colorado	6	1,344,750.00	0.40%	4.094	403	75.01	717
Connecticut	2	419,500.00	0.12%	3.484	439	80.73	703
Illinois	26	4,824,850.00	1.43%	4.043	383	74.14	692
Massachusetts	9	2,053,743.63	0.61%	4.001	375	74.57	693
Minnesota	6	950,320.67	0.28%	2.881	359	74.19	721
Missouri	2	168,500.00	0.05%	5.806	359	75.90	643
Nevada	80	17,368,828.21	5.13%	5.375	396	73.87	710
New Jersey	24	6,660,682.74	1.97%	3.797	359	72.49	713
New York	19	4,377,975.91	1.29%	5.097	369	63.45	690
Oregon	8	1,258,500.00	0.37%	5.631	382	72.80	700
Pennsylvania	9	1,205,855.00	0.36%	4.867	367	79.07	717
Rhode Island	4	933,750.00	0.28%	3.762	359	70.86	686
Virginia	3	680,750.00	0.20%	3.604	419	70.04	710
Washington	16	3,379,800.00	1.00%	4.234	389	72.91	714
Total	1,371	338,272,848.43	100.00%	4.411	396	69.77	705

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2.000 - 2.499	22	5,580,993.06	1.65%	3.768	383	70.34	749
2.500 - 2.999	292	76,670,351.21	22.67%	4.105	394	70.78	707
3.000 - 3.499	568	137,638,326.51	40.69%	4.772	390	69.51	719
3.500 - 3.999	456	111,437,188.29	32.94%	4.140	403	69.80	685
4.000 - 4.499	33	6,945,989.36	2.05%	5.491	434	62.57	684
Total	1,371	338,272,848.43	100.00%	4.411	396	69.77	705

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2.000 - 2.499	22	5,580,993.06	1.65%	3.768	383	70.34	749
2.500 - 2.999	292	76,670,351.21	22.67%	4.105	394	70.78	707
3.000 - 3.499	568	137,638,326.51	40.69%	4.772	390	69.51	719
3.500 - 3.999	456	111,437,188.29	32.94%	4.140	403	69.80	685
4.000 - 4.499	33	6,945,989.36	2.05%	5.491	434	62.57	684
Total	1,371	338,272,848.43	100.00%	4.411	396	69.77	705

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
9.500 - 9.999	1	341,543.40	0.10%	4.971	343	80.00	766
10.000 -10.499	1	307,000.00	0.09%	5.271	478	68.22	633
10.500 -10.999	862	211,525,374.93	62.53%	4.318	359	70.17	701
11.000 -11.499	460	114,924,908.02	33.97%	4.519	456	69.24	710
11.500 -11.999	47	11,174,022.08	3.30%	5.012	479	67.17	709
Total	1,371	338,272,848.43	100.00%	4.411	396	69.77	705

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
05/01/05	1,050	258,333,096.43	76.37%	5.429	395	69.84	705
06/01/05	321	79,939,752.00	23.63%	1.120	398	69.53	703
Total	1,371	338,272,848.43	100.00%	4.411	396	69.77	705

Group II Statistical Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$367,546,723	$350,000	$1,500,000
Average Scheduled Principal Balance	$487,462
Number of Mortgage Loans	754

Weighted Average Gross Coupon	4.315%	1.000%	6.271%
Weighted Average FICO Score	704	620	813
Weighted Average Combined Original LTV	74.07%	30.60%	90.00%

Weighted Average Original Term	410 months	360 months	480 months
Weighted Average Stated Remaining Term	409 months	351 months	480 months
Weighted Average Seasoning	1 months	0 months	9 months

Weighted Average Gross Margin	3.111%	2.250%	4.100%
Weighted Average Minimum Interest Rate	3.111%	2.250%	4.100%
Weighted Average Maximum Interest Rate	11.001%	9.950%	11.500%
Weighted Average Initial Rate Cap	0.000%	0.000%	0.000%
Weighted Average Subsequent Rate Cap	0.000%	0.000%	0.000%
Weighted Average Months to Roll	1 months	1 months	1 months

Maturity Date		Jul 1 2034	Apr 1 2045
Maximum Zip Code Concentration	2.09%	91913

ARM	100.00%	Cash Out Refinance	51.89%
		Purchase	29.85%
Negam MTA	100.00%	Rate/Term Refinance	18.26%

Not Interest Only	100.00%	Condominium	5.99%
		PUD	21.73%
Prepay Penalty: 0 months	13.99%	Single Family	72.28%
Prepay Penalty: 12 months	32.01%
Prepay Penalty: 24 months	0.22%	Investor	2.54%
Prepay Penalty: 36 months	53.77%	Primary	97.14%
		Second Home	0.33%
First Lien	100.00%
		Top 5 States:
Alternative Documentation	4.25%	California	93.48%
Express Documentation	6.88%	Arizona	1.87%
Full Documentation	4.46%	Nevada	1.37%
Lite Documentation	84.42%	New York	0.86%
		New Jersey	0.71%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
300,000.01 - 350,000.00	1	350,000.00	0.10%	1.000	360	74.47	675
350,000.01 - 400,000.00	213	80,979,461.47	22.03%	4.441	409	74.70	697
400,000.01 - 450,000.00	164	69,894,238.72	19.02%	4.364	407	75.43	701
450,000.01 - 500,000.00	130	62,261,380.93	16.94%	4.237	414	75.50	704
500,000.01 - 550,000.00	76	40,004,199.82	10.88%	4.374	403	74.77	709
550,000.01 - 600,000.00	68	39,189,133.24	10.66%	4.068	410	75.03	717
600,000.01 - 650,000.00	38	24,059,364.18	6.55%	4.418	405	75.74	711
650,000.01 - 700,000.00	20	13,699,971.96	3.73%	4.461	383	71.25	689
700,000.01 - 750,000.00	10	7,351,028.82	2.00%	4.479	418	63.32	705
750,000.01 - 800,000.00	22	17,252,916.43	4.69%	4.706	408	67.89	697
800,000.01 - 850,000.00	2	1,647,500.00	0.45%	5.170	359	65.10	725
850,000.01 - 900,000.00	3	2,686,250.00	0.73%	2.321	439	68.08	704
900,000.01 - 950,000.00	1	925,000.00	0.25%	4.971	478	57.81	668
950,000.01 - 1,000,000.00	2	1,990,500.00	0.54%	3.051	419	67.25	717
1,000,000.01+	4	5,255,777.00	1.43%	3.001	453	62.73	742
Total	754	367,546,722.57	100.00%	4.315	409	74.07	704

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000 - 1.499	157	77,694,515.00	21.14%	1.049	415	73.50	710
1.500 - 1.999	1	420,792.00	0.11%	1.550	480	80.00	756
2.000 - 2.499	14	6,143,188.00	1.67%	2.037	404	88.61	721
4.000 - 4.499	2	1,230,100.00	0.33%	4.452	358	76.86	743
4.500 - 4.999	166	85,511,637.33	23.27%	4.804	398	73.33	721
5.000 - 5.499	190	92,584,397.52	25.19%	5.227	407	73.92	699
5.500 - 5.999	218	101,024,743.43	27.49%	5.674	416	74.34	688
6.000 - 6.499	6	2,937,349.29	0.80%	6.096	394	72.63	677
Total	754	367,546,722.57	100.00%	4.315	409	74.07	704

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
600-624	12	4,842,929.84	1.32%	4.778	411	69.89	622
625-649	90	43,026,229.72	11.71%	4.536	392	73.11	638
650-674	138	66,150,835.01	18.00%	4.624	408	74.39	664
675-699	154	76,343,775.06	20.77%	4.302	405	74.84	686
700+	360	177,182,952.94	48.21%	4.139	415	73.96	745
Total	754	367,546,722.57	100.00%	4.315	409	74.07	704

Negam Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
110.000	754	367,546,722.57	100.00%	4.315	409	74.07	704
Total	754	367,546,722.57	100.00%	4.315	409	74.07	704

Combined Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	14	7,265,000.00	1.98%	4.632	406	43.01	698
50.00- 54.99	13	6,443,000.00	1.75%	4.436	406	52.55	707
55.00- 59.99	17	8,725,243.99	2.37%	4.775	420	57.77	699
60.00- 64.99	46	25,279,240.76	6.88%	4.276	416	62.17	699
65.00- 69.99	75	39,809,898.96	10.83%	4.178	403	67.36	711
70.00- 74.99	111	55,810,993.65	15.18%	4.231	404	72.72	696
75.00- 79.99	205	98,711,453.60	26.86%	4.390	405	76.30	701
80.00	221	103,030,055.78	28.03%	4.232	412	80.00	709
80.01- 84.99	8	3,611,226.00	0.98%	4.664	419	82.40	703
85.00- 89.99	22	9,508,560.33	2.59%	4.294	425	88.58	706
90.00- 94.99	22	9,352,049.50	2.54%	4.753	419	90.00	706
Total	754	367,546,722.57	100.00%	4.315	409	74.07	704

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
360	442	214,755,233.39	58.43%	4.346	359	73.90	701
420	1	642,000.00	0.17%	5.221	418	78.77	650
480	311	152,149,489.18	41.40%	4.268	479	74.28	709
Total	754	367,546,722.57	100.00%	4.315	409	74.07	704

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
301-360	442	214,755,233.39	58.43%	4.346	359	73.90	701
361+	312	152,791,489.18	41.57%	4.272	479	74.29	709
Total	754	367,546,722.57	100.00%	4.315	409	74.07	704

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	754	367,546,722.57	100.00%	4.315	409	74.07	704
Total	754	367,546,722.57	100.00%	4.315	409	74.07	704

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Negam MTA	754	367,546,722.57	100.00%	4.315	409	74.07	704
Total	754	367,546,722.57	100.00%	4.315	409	74.07	704

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Not Interest Only	754	367,546,722.57	100.00%	4.315	409	74.07	704
Total	754	367,546,722.57	100.00%	4.315	409	74.07	704

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: 0 months	98	51,433,019.84	13.99%	4.058	403	72.82	701
Prepay Penalty: 12 months	227	117,666,379.40	32.01%	4.307	413	73.51	713
Prepay Penalty: 24 months	2	812,000.00	0.22%	3.232	421	80.00	675
Prepay Penalty: 36 months	427	197,635,323.33	53.77%	4.391	408	74.69	700
Total	754	367,546,722.57	100.00%	4.315	409	74.07	704

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	754	367,546,722.57	100.00%	4.315	409	74.07	704
Total	754	367,546,722.57	100.00%	4.315	409	74.07	704

Silent Second	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
No Silent Second	732	356,150,232.66	96.90%	4.315	408	73.95	703
Silent Second	22	11,396,489.91	3.10%	4.321	439	77.59	740
Total	754	367,546,722.57	100.00%	4.315	409	74.07	704

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alternative Documentation	34	15,603,009.30	4.25%	4.210	401	74.94	723
Express Documentation	55	25,277,912.51	6.88%	4.233	425	71.57	721
Full Documentation	36	16,395,149.84	4.46%	4.053	420	76.73	692
Lite Documentation	629	310,270,650.92	84.42%	4.341	407	74.08	702
Total	754	367,546,722.57	100.00%	4.315	409	74.07	704

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	397	190,710,181.78	51.89%	4.257	405	70.71	698
Purchase	217	109,718,261.97	29.85%	4.263	411	78.58	720
Rate/Term Refinance	140	67,118,278.82	18.26%	4.563	414	76.22	695
Total	754	367,546,722.57	100.00%	4.315	409	74.07	704

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Condominium	47	22,031,397.44	5.99%	4.426	406	75.35	706
PUD	156	79,852,285.65	21.73%	4.491	404	73.93	711
Single Family	551	265,663,039.48	72.28%	4.253	411	74.00	702
Total	754	367,546,722.57	100.00%	4.315	409	74.07	704

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Investor	23	9,328,842.00	2.54%	5.203	417	67.90	695
Primary	728	357,017,180.57	97.14%	4.294	409	74.22	704
Second Home	3	1,200,700.00	0.33%	3.727	403	76.36	741
Total	754	367,546,722.57	100.00%	4.315	409	74.07	704

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Arizona	14	6,858,211.96	1.87%	4.506	401	76.04	714
California	705	343,570,665.61	93.48%	4.288	410	74.17	704
Illinois	3	1,634,050.00	0.44%	4.105	417	68.73	685
Indiana	1	446,000.00	0.12%	1.000	360	68.72	749
Massachusetts	1	599,250.00	0.16%	4.671	359	79.90	767
Minnesota	2	838,000.00	0.23%	5.464	358	75.36	674
Nevada	12	5,047,750.00	1.37%	5.035	395	68.69	683
New Jersey	6	2,620,500.00	0.71%	5.516	359	71.14	686
New York	5	3,175,000.00	0.86%	4.088	359	73.54	700
Oregon	3	1,568,200.00	0.43%	5.425	359	73.72	667
Washington	2	1,189,095.00	0.32%	4.855	396	69.31	738
Total	754	367,546,722.57	100.00%	4.315	409	74.07	704

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2.000 - 2.499	31	16,569,083.34	4.51%	3.594	379	74.42	733
2.500 - 2.999	264	138,158,268.90	37.59%	4.248	408	73.54	711
3.000 - 3.499	270	126,717,518.81	34.48%	4.507	412	74.35	711
3.500 - 3.999	187	85,173,851.52	23.17%	4.256	413	74.59	677
4.000 - 4.499	2	928,000.00	0.25%	6.210	359	59.11	629
Total	754	367,546,722.57	100.00%	4.315	409	74.07	704

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2.000 - 2.499	31	16,569,083.34	4.51%	3.594	379	74.42	733
2.500 - 2.999	264	138,158,268.90	37.59%	4.248	408	73.54	711
3.000 - 3.499	270	126,717,518.81	34.48%	4.507	412	74.35	711
3.500 - 3.999	187	85,173,851.52	23.17%	4.256	413	74.59	677
4.000 - 4.499	2	928,000.00	0.25%	6.210	359	59.11	629
Total	754	367,546,722.57	100.00%	4.315	409	74.07	704

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
9.500 - 9.999	1	673,221.96	0.18%	4.721	351	68.88	640
10.500 -10.999	429	209,268,711.43	56.94%	4.324	359	74.14	701
11.000 -11.499	313	153,089,247.18	41.65%	4.276	475	74.06	707
11.500 -11.999	11	4,515,542.00	1.23%	5.169	479	71.61	717
Total	754	367,546,722.57	100.00%	4.315	409	74.07	704

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
05/01/05	582	283,288,227.57	77.08%	5.264	407	73.89	702
06/01/05	172	84,258,495.00	22.92%	1.123	415	74.64	711
Total	754	367,546,722.57	100.00%	4.315	409	74.07	704